                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-KA


                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest event reported) March 6, 1996 (February 29,
1996)


                   WESTERN POWER & EQUIPMENT CORP.


    Delaware                            0-26230                    91-1688446
- ---------------                       -----------                 ------------
(State or other                    (Commission File              (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)



             4601 N.E. 77th Ave., Suite 200, Vancouver, WA  98662
             ----------------------------------------------------
                   (Address of principal executive offices)


                               (360)253-2346
             ----------------------------------------------------
              Registrant's telephone number, including area code


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS                          Page Number

(a)  FINANCIAL STATEMENTS

     Report of Independent Accountants                                     1

     Construction Equipment Business of the Case Corporation
         Sacramento Complex Combined Balance Sheet
          December 31, 1995                                                2

      Construction Equipment Business of the Case Corporation
         Sacramento Complex Combined Statement of Operations and
         Retained Earnings (Accumulated Deficit)
          Year Ended December 31, 1995                                     3

      Construction Equipment Business of the Case Corporation
         Sacramento Complex Combined Statement of Cash Flows
          Year Ended December 31, 1995                                     4

      Construction Equipment Business of the Case Corporation
       Sacramento Complex
          Notes to Financial Statements                                   5 - 7

     Pro Forma Combined Financial Information                             8 - 13

                        Report of Independent Accountants


To the Management and Stockholders of
Western Power & Equipment


In our opinion, the accompanying combined balance sheet and the related combined statements of operations and retained earnings (accumulated deficit) and of cash flows present fairly, in all material respects, the financial position of the Construction Equipment Business of the Case Corporation Sacramento Complex (as described in Note 1) at December 31, 1995, and the results of its operations and its cash flows for the year then ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of Case Corporation and the four Case Corporation stores in the Sacramento complex; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Portland, Oregon
March 22, 1996

Western Power & Equipment
Construction Equipment Business of the Case Corporation Sacramento Complex
(Note 1)
Combined Balance Sheet
December 31, 1995
- -------------------------------------------------------------------------------

ASSETS
Current assets:
 Cash                                                       $ 1,700
 Trade accounts receivable, net of allowance for
   doubtful accounts of $1,876                              561,830
 Miscellaneous receivables                                   31,741
 Inventories (Note 3)                                     5,027,023
                                                         ----------
   Total current assets                                   5,622,294

Property, plant and equipment, net (Note 4)                 128,615
                                                         ----------

                                                         $5,750,909
                                                         ----------
                                                         ----------

LIABILITIES AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
Current liabilities:
 Accounts payable                                           $60,389
 Payable to related party (Note 2)                        7,227,748
 Accrued expenses                                           600,974
                                                         ----------
   Total current liabilities                              7,889,111

Retained earnings (accumulated deficit)                  (2,138,202)
                                                         ----------
                                                         $5,750,909
                                                         ----------
                                                         ----------

        The accompanying notes are an integral part of this statement.

Western Power & Equipment
Construction Equipment Business of the Case Corporation Sacramento Complex
(Note 1)
Combined Statement of Operations and Retained Earnings (Accumulated Deficit)
For the Year Ended December 31, 1995
- -------------------------------------------------------------------------------

Net sales                                             $14,819,605

Cost of sales                                          11,514,520
                                                      -----------
Gross profit                                            3,305,085
                                                      -----------

Operating expenses:
 Employee compensation                                  2,112,176
 Facilities                                               670,079
 Office supplies                                           66,484
 Insurance                                                 18,331
 Property and sales taxes                                 114,406
 Travel and entertainment                                 188,577
 Advertising                                              102,163
 Other                                                    205,989
                                                      -----------
   Total operating expenses                             3,478,205
                                                      -----------

Other (income) expenses:
 Interest expense                                         139,476
 Interest income                                          (43,830)
 Other                                                   (142,126)
                                                      -----------
Total other income                                        (46,480)
                                                      -----------

Loss before income taxes                                 (126,640)
Income taxes                                                    -
                                                      -----------
Net loss                                                 (126,640)

Accumulated deficit at beginning of year                 (336,278)
Net equity distributions to parent company (Note 2)    (1,675,284)
                                                      -----------

Accumulated deficit at end of period                  $(2,138,202)
                                                      -----------
                                                      -----------


        The accompanying notes are an integral part of this statement.

Western Power & Equipment
Construction Equipment Business of the Case Corporation Sacramento Complex
(Note 1)
Combined Statement of Cash Flows
For the Year Ended December 31, 1995
- -------------------------------------------------------------------------------


Cash flows from operating activities:
 Net loss                                                     $  (126,640)
 Adjustments to reconcile net income to net cash used in
   operating activities:
   Depreciation                                                    33,379
 Changes in:
   Accounts receivable                                          1,519,868
   Miscellaneous receivables                                       13,250
   Inventories                                                 (1,802,752)
   Payable to related party                                       219,014
   Accounts payable                                               (14,395)
   Accrued expenses                                               147,052
                                                              -----------
Net cash used in operating activities                             (11,224)
                                                              -----------

Cash flows from investing activities:
 Disposal of property and equipment                                11,224
                                                              -----------
   Net cash provided by investing activities                       11,224
                                                              -----------

Net change in cash                                                      -
Cash at beginning of period                                         1,700
                                                              -----------
Cash at end of period                                             $ 1,700
                                                              -----------
                                                              -----------


Interest paid during the year ended December 31, 1995 aggregated $139,476. Net equity distributions to the parent company during the year ended December 31, 1995, aggregating $1,675,284, represent noncash transactions recorded as decreases in payable to related party and, accordingly, are not reflected on the combined statement of cash flows (see Note 2).


        The accompanying notes are an integral part of this statement.

Western Power & Equipment
Construction Equipment Business of the Case Corporation Sacramento Complex
Notes to Combined Financial Statements
- -------------------------------------------------------------------------------


1.  Significant Operations and Accounting Policies

   On February 29, 1996, Western Power and Equipment (the Company) acquired the construction equipment assets and operations of four factory owned stores of the Case Corporation (Case) Sacramento, California Complex (the stores). The acquisition was consummated for $630,000 in cash, $2,390,000 in instalment notes payable to Case and $3,965,000 in inventory floor planning dealer finance agreements with Case and its affiliates. The purchase transaction is not reflected in the accompanying combined financial statements.

   The stores are engaged in the sale, rental and servicing of light, medium, and heavy construction equipment parts and related products. Case serves as the manufacturer and distributor for substantially all of the stores' products (see Note 2). The equipment distributed by the stores is sold to contractors, governmental agencies and other customers primarily for use in the construction of residential and commercial buildings, roads and other various projects in the northern and central California vicinity.

   Prior to the acquisition, the accounts of the stores were included in the accounts of Case and were not presented as those of a separate reporting entity. The accompanying combined financial statements present the financial position, results of operations and cash flows of the stores on a carved-out basis as if the construction equipment business of the stores had been an independent reporting entity for the year ended December 31, 1995.

   Inventories
   Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method for parts and the specific identification method for equipment inventories.

   Property, plant and equipment
   Property, plant and equipment are stated at cost less accumulated depreciation. The stores calculate and record depreciation using the straight-line method over the estimated useful lives of the assets, ranging from 3 to 10 years. Expenditures for replacements and improvements are capitalized and expenditures for repairs, maintenance and routine replacements are charged to operating expense as incurred. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is included in operations.

   Income taxes
   The stores account for income taxes under Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes," using the asset and liability approach. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

   Revenue recognition
   Machinery sales are recognized upon shipment to customers. Returns have not been significant.

   Financial instruments
   The stores record all financial instruments at cost which approximates market value.

Western Power & Equipment
Construction Equipment Business of the Case Corporation Sacramento Complex
Notes to Combined Financial Statements
- -------------------------------------------------------------------------------

1.  Significant Operations and Accounting Policies (Continued)

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Advertising expense
   The stores expense all advertising costs as incurred.


2.  Related Party Transactions

   As described in Note 1 to the combined financial statements, the stores were owned by Case for periods prior to February 29, 1996.
   As factory owned stores, the stores entered into significant transactions with Case. These transactions included the purchase of substantially all of the stores' new equipment and parts inventories. As was Case's customary practice for all of its owned stores, the cost of such purchases approximated prices charged to distributorships and stores not owned by Case; the accompanying combined financial statements have been prepared based on this practice and have not been adjusted to eliminate unrealized or realized intercompany profits.

   As part of the stores' operations, Case Credit Corporation, a division of Case, provided financing to the stores' customers for the sale of new and used equipment. The terms of the financing provided by Case Credit Corporation were consistent with those provided to distributorships and stores not owned by Case. The contracts receivable financed by Case Credit Corporation have not been included in the accompanying combined financial statements.

   The stores remitted substantially all excess cash to Case. In addition, Case made significant disbursements for the individual stores. These transactions are recorded in the store's combined financial records and resulted in significant intercompany payables, as shown in the accompanying combined balance sheet.

   Management believes that the construction equipment revenues historically produced by the four Sacramento Complex stores will be supported by two facilities - one in Sacramento and one in Stockton, on a going-forward basis. The acquisition agreement did not include the purchase of any of the California facilities, and, accordingly, the Company has reported the two facilities as if they had been held under operating leases since the related land and buildings were placed in service. Rent expense related to these leases aggregated $438,396 for the year ended December 31, 1995.

   In addition, the Company has recorded net equity distributions to the parent company aggregating $1,675,284 during the year ended December 31, 1995. Such distributions are shown as reductions of accumulated deficit with corresponding decreases in the payable to the parent company in the accompanying combined financial statements. The distributions represent noncash transactions and, accordingly, are not reflected in the combined statement of cash flows.

Western Power & Equipment
Construction Equipment Business of the Case Corporation Sacramento Complex
Notes to Combined Financial Statements
- -------------------------------------------------------------------------------

3.  Inventories

   Inventories at December 31, 1995 consist of the following:

    Equipment                                 $4,046,743
    Parts                                        980,280
                                              ----------

                                              $5,027,023
                                              ----------
                                              ----------


4. Property, plant and equipment

 Property, plant and equipment at December 31, 1995 consist of the following:

   Machinery and equipment                    $ 214,217
   Office furniture and fixtures                384,890
                                              ---------
                                                599,107
   Less - accumulated depreciation             (470,492)
                                              ---------

                                              $ 128,615
                                              ---------
                                              ---------

5.  Income Taxes

   The taxable loss of the stores is included in the consolidated tax returns of the stores' parent company, Case. Pursuant to Case's corporate tax policy, the stores have not been charged allocations for income taxes. For financial reporting purposes, the provision (benefit) for income taxes has been calculated as though the stores filed separate federal and state income tax returns as independent reporting entities. Based upon the taxable loss and accumulated deficit, no provision for income taxes has been recorded in the accompanying statement of operations. Differences between the financial reporting carrying amounts and the tax basis of assets and liabilities on a stand-alone basis are not significant.

   For any deferred tax asset or liability resulting from these differences the independent stores would have recorded a full valuation allowance which would offset any deferred tax asset or liability.


6.  Subsequent Event

   On March 1, 1996, the Company entered into a five-year operating lease for $3,000 per month for a new facility in Stockton.

Western Power & Equipment

Pro Forma Combined Financial Information (Unaudited)
- -------------------------------------------------------------------------------


January 31, 1996

The unaudited pro forma combined financial statements are provided as required by Regulation S-X of the Securities and Exchange Commission.

Effective February 17, 1996, Western Power & Equipment (the Company) acquired the construction equipment assets and operations of four factory owned stores of the Case Corporation (Case) Sacramento, California Complex (the stores). The acquisition was consummated for $630,000 in cash, $2,290,000 in instalment notes payable to Case and $3,965,000 in inventory floor planning dealer finance agreements with Case and its affiliates.

The pro forma combined balance sheet as of January 31, 1996 presents the financial position of the combined entities assuming that the acquisition had been completed as of that date. The pro forma combined balance sheet as of January 31, 1996 combines the accounts of the Company as of January 31, 1996 with the accounts of the stores as of December 31, 1995.

The pro forma combined statement of operations for the six months ended January 31, 1996 presents the results of operations of the combined entities assuming that the acquisition had been completed as of the beginning of the period. The pro forma combined statement of operations for the six months ended January 31, 1996 combines operating results of the Company for the six months ended January 31, 1996 with the operating results of the stores for the six months ended December 31, 1995.

These pro forma statements include all material adjustments necessary to restate the historical results to accommodate these assumptions. However, the pro forma combined balances are not necessarily indicative of balances which would have resulted had the purchase actually occurred on July 31, 1995. These pro forma statements should be read in conjunction with the other financial statements and accompanying notes.

Western Power & Equipment
Pro Forma Combined Balance Sheet (Unaudited)
January 31, 1996 (Dollars in thousands)
- -------------------------------------------------------------------------------

                                                        Western
                                                         Power &      Sacramento
                                                        Equipment        stores       Pro forma     Pro forma
Assets                                                 (historical)   (historical)    adjustments    combined
                                                       ------------   ------------    -----------   ---------
Current assets:
 Cash                                                    $ 2,948         $    2         $  (630)(b)   $ 2,320
 Trade accounts receivable less allowance
   for doubtful accounts                                   4,792            594                         5,386
 Inventories                                              50,202          5,027                        55,229
 Prepaid expenses                                             69                                           69
 Prepaid income taxes                                        202                                          202
 Deferred income taxes                                       417                                          417
                                                         -------         -----          -------      --------
   Total current assets                                   58,630         5,623             (630)       63,623

Property and equipment, net                                5,853           129            1,012 (b)     6,994
Intangible and other assets                                2,080                            150 (c)     2,230
                                                         -------         -----          -------      --------
   Total assets                                          $66,563        $5,752          $   532       $72,847
                                                         -------         -----          -------      --------
                                                         -------         -----          -------      --------
Liabilities and Shareholders' Equity
Current liabilities:
 Borrowings under floor financing lines                  $41,572        $               $             $41,572
 Short-term borrowings                                       506                                          506
 Payable to Case Corporate                                               7,228           (1,606)(a)     5,622
 Accounts payable                                          1,311            60                          1,371
 Accrued payroll and vacation                                408           373                            781
 Other accrued liabilities                                   658           229                            887
 Capital lease obligation                                     51                                           51
 Payable to parent                                           263                                          263
                                                         -------         -----          -------      --------
   Total current liabilities                              44,769         7,890           (1,606)       51,053
Deferred income taxes                                        299                                          299
Capital lease obligation                                     939                                          939
                                                         -------         -----          -------      --------
   Total liabilities                                      46,007         7,890           (1,606)       52,291
                                                         -------         -----          -------      --------

Commitments and contingencies (Note 9)

Shareholders' equity:
 Common stock                                                  4                                            4
 Additional paid-in capital                               16,047                                       16,047
 Retained earnings (deficit)                               4,505        (2,138)           2,138 (b)     4,505
                                                         -------         -----          -------      --------
   Total stockholders' equity (deficit)                  $20,556       $(2,138)          $2,138       $20,556
                                                         -------         -----          -------      --------
   Total liabilities and stockholders' equity  (deficit) $66,563        $5,752            $ 532      $ 72,847
                                                         -------         -----          -------      --------
                                                         -------         -----          -------      --------

See accompanying notes to consolidated financial statements.

Western Power & Equipment
Pro Forma Combined Statement of Operations (Unaudited)
For the Six Months Ended January 31, 1996
- -------------------------------------------------------------------------------

                                                            Western
                                                            Power &       Sacramento
                                                            Equipment       stores         Pro forma    Pro forma
                                                           (historical)   (historical)    adjustments   combined
                                                           ------------   ------------    -----------   ---------
Net sales                                                     $48,925        $8,542         $             $57,467
Cost of goods sold                                             43,493         6,676                        50,169
                                                              -------        ------         -----         -------
 Gross profit                                                   5,432         1,866                         7,298

Selling, general and administrative expenses                    3,522         1,758            38 (a)       5,318
                                                              -------        ------         -----         -------
                                                                1,910           108           (38)          1,980

Other (income) expense:
 Interest expense (income)                                        741            52           115 (b)         908
 Other (income) expense                                          (175)          (80)                         (255)
                                                              -------        ------         -----         -------
Income (loss) before income taxes                               1,344           136          (153)          1,327

Provision for income taxes                                       (503)                                       (503)
                                                              -------        ------         -----         -------
Net income (loss)                                             $   841        $  136          (153)        $   824
                                                              -------        ------         -----         -------
                                                              -------        ------         -----         -------
Net income per common share                                   $   .24        $  N/A         $ N/A         $   .23
                                                              -------        ------         -----         -------
                                                              -------        ------         -----         -------
Shares used in net income per share calculations               $3,533          $N/A         $ N/A         $ 3,533
                                                              -------        ------         -----         -------
                                                              -------        ------         -----         -------

         See accompanying notes to consolidated financial statements.

Western Power & Equipment

Pro Forma Combined Financial Information (Unaudited)
- -------------------------------------------------------------------------------


July 31, 1995

The unaudited pro forma combined financial statements are provided as required by Regulation S-X of the Securities and Exchange Commission.

Effective February 17, 1996, Western Power & Equipment (the Company) acquired the construction equipment assets and operations of four factory owned stores of the Case Corporation (Case) Sacramento, California Complex (the stores). The acquisition was consummated for $630,000 in cash, $2,390,000 in instalment notes payable to Case and $3,965,000 in inventory floor planning dealer finance agreements with Case and its affiliates.

The pro forma combined statement of operations for the year ended July 31, 1995 presents the results of operations of the combined entities assuming that the acquisition had been completed as of the beginning of the period. The proforma combined statement of operations for the year ended July 31, 1995, combines operating results of the Company for the year ended July 31, 1995 with the operating results of the stores for the year ended June 30, 1995.

These pro forma statements include all material adjustments necessary to restate the historical results to accommodate these assumptions. However, the pro forma combined balances are not necessarily indicative of balances which would have resulted had the purchase actually occurred on July 31, 1995. This statement should be read in conjunction with the other financial statements and accompanying notes.

Western Power & Equipment
Pro Forma Combined Statement of Operations (Unaudited)
For the Year Ended July 31, 1995
- -------------------------------------------------------------------------------

                                                     Western
                                                     Power &        Sacramento
                                                     Equipment        stores        Pro forma     Pro forma
                                                    (historical)   (historical)    adjustments    combined
                                                    ------------   ------------    -----------    ----------
Net sales                                              $86,172       $14,054         $             $100,226
Cost of goods sold                                      76,144        10,926                         87,070
                                                       -------       -------         -------       --------
 Gross profit                                           10,028         3,128                         13,156

Selling, general and administrative expenses             6,078         3,210            77 (a)        9,365
                                                         3,950           (82)          (77)           3,791
Other (income) expense:
 Interest expense (income)                               1,091           107           229 (b)        1,427
 Bridge loan deferred financing costs                      290                                          290
 Other (income) expense                                    (33)         (152)                          (185)
                                                       -------       -------         -------       --------
Income (loss) before income taxes                        2,602           (37)           (306)         2,259
Provision for income taxes                                (989)          130 (c)                       (859)
                                                       -------       -------         -------       --------
Net income (loss)                                      $ 1,613         $ (37)        $  (176)      $ 1,400
                                                       -------       -------         -------       --------
                                                       -------       -------         -------       --------
Net income per common share                            $   .74         $ N/A         $   N/A       $   .58
                                                       -------       -------         -------       --------
                                                       -------       -------         -------       --------
Shares used in net income per share calculations       $ 2,192         $ N/A         $   N/A       $ 2,192
                                                       -------       -------         -------       --------
                                                       -------       -------         -------       --------

Western Power & Equipment

Notes to Pro Forma Combined Financial Statements (Unaudited)
- -------------------------------------------------------------------------------

The pro forma combined balance sheet has been prepared to reflect the purchase by Western Power & Equipment of substantially all of the construction equipment assets of four factory owned stores of Case Corporation in California. Western Power & Equipment paid $630,000 in cash, $2,390,000 in instalment notes payable to Case and $3,965,000 in inventory floor planning dealer finance agreements with Case and its affiliates. Pro forma adjustments are made to reflect the purchase of the stores as follows:


NOTE 1

 (a) The debt issued to finance the purchase of the net assets of the stores.

 (b) The tangible net assets of the stores recorded at estimated fair values at the acquisition date.

 (c) This amount represents an intangible asset for the excess of the purchase price over the fair market value of the tangible assets acquired.


NOTE 2

The pro forma combined statements of operations are based on the financial statements of the Company and the stores after giving effect to the following pro forma adjustment:

 (a) Goodwill amortization expense resulting from the recording of goodwill as an intangible asset and increased depreciation expense for step-up of fixed assets.

 (b) Adjustment to record interest on the note payable to Case of $2,390,000 resulting from the acquisition.

 (c) Adjustment to record income tax benefit from acquisition and consolidation.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            WESTERN POWER & EQUIPMENT CORP.
                                                     (Registrant)



Dated: May 10, 1996                    By:  /s/ Thomas D. Berkompas
                                            Thomas D. Berkompas
                                            Vice President, Chief Accounting and
                                            Chief Financial Officer